3Q 24 FINANCIAL October 11, 2024 HIGHLIGHTS

2 • Revenue Growth: Revenue of $4.6bn up 5% YoY – Investment services fees up 5% YoY – Investment management and performance fees up 2% YoY – Foreign exchange revenue up 14% YoY – Net interest income up 3% YoY • Expense Discipline: Expense of $3.1bn flat YoY; up 1%(b) excluding notable items • Balance Sheet Strength: – Average total deposits of $285bn up 9% YoY and flat QoQ – Tier 1 leverage ratio of 6.0% and CET1 ratio of 11.9% – LCR of 116% and NSFR of 132% • Profitability: – ROE of 12.0% and ROTCE(a) of 22.8% • Capital Returns: Returned $1,078mm to common shareholders, including $353mm of dividends and $725mm of share repurchases – 103% total payout ratio year-to-date 3Q24 Financial Highlights (a) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE. (b) Represents a non-GAAP measure. See page 12 in the Appendix for the corresponding reconciliation of the non-GAAP measure of expense excluding notable items. Note: Above comparisons are 3Q24 vs. 3Q23, unless otherwise noted. +22% Revenue Growth: Pre-tax Margin: EPS Growth: 5% 33% ROTCE(a): 22.8% Tier 1 Leverage: 6.0% Expense Growth: 0%

3Q24 Financial Results

$mm, except per share data or unless otherwise noted	3Q24	2Q24	3Q23	3Q24 vs. 2Q24	3Q24 vs. 3Q23
Income Statement					
Investment services fees	$2,344	$2,359	$2,230	(1)%	5%
Investment management and performance fees	794	761	777	4	2
Foreign exchange revenue	175	184	154	(5)	14
Other fee revenue	91	94	84	(3)	8
Total fee revenue	**$3,404**	**$3,398**	**$3,245**	**–%**	**5%**
Investment and other revenue	196	169	159	N/M	N/M
Net interest income	1,048	1,030	1,016	2	3
Total revenue	**$4,648**	**$4,597**	**$4,420**	**1%**	**5%**
Provision for credit losses	23	—	3	N/M	N/M
Noninterest expense	3,100	3,070	3,089	1	—
Income before income taxes	**$1,525**	**$1,527**	**$1,328**	**–%**	**15%**
Net income applicable to common shareholders	$1,110	$1,143	$958	(3)%	16%
Avg. common shares and equivalents outstanding *(mm)* - diluted	742	752	782	(1)%	(5)%
EPS	**$1.50**	**$1.52**	**$1.23**	**(1)%**	**22%**
Key Performance Indicators					
Operating leverage[(a)]				**13 bps**	**480 bps**
Pre-tax margin	**33%**	**33%**	**30%**		
ROE	12.0%	12.7%	10.6%		
ROTCE[(b)]	**22.8%**	**24.6%**	**20.6%**		
Non-GAAP measures, excluding notable items[(c)]					
Adjusted total revenue	$4,648	$4,597	$4,418	1%	5%
Adjusted noninterest expense	3,075	3,077	3,043	—	1
Adjusted EPS	1.52	1.51	1.27	1	20
Adjusted operating leverage				**117 bps**	**416 bps**
Adjusted pre-tax margin	**33%**	**33%**	**31%**		
Adjusted ROTCE	**23.2%**	**24.4%**	**21.4%**		

(a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense.
(b) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.
(c) Each of the below line items represents a non-GAAP measure. See pages 12 and 13 in the Appendix for the corresponding reconciliations of these non-GAAP measures excluding notable items.
N/M – not meaningful.

3

BNY

Capital and Liquidity

	3Q24	2Q24	3Q23
Consolidated regulatory capital ratios[a]			
Tier 1 capital ($mm)	$23,972	$23,006	$22,985
Average assets for Tier 1 leverage ratio ($mm)	398,381	394,672	379,429
Tier 1 leverage ratio	**6.0%**	**5.8%**	**6.1%**
Common Equity Tier 1 ("CET1") capital ($mm)	$19,687	$18,671	$18,156
Risk-weighted assets ($mm)	165,457	164,094	160,262
CET1 ratio	**11.9%**	**11.4%**	**11.3%**
Supplementary leverage ratio ("SLR")	7.0%	6.8%	7.2%
Consolidated regulatory liquidity ratios[a]			
Liquidity coverage ratio ("LCR")	116%	115%	121%
Net stable funding ratio ("NSFR")	132%	132%	136%
Capital returns			
Cash dividends per common share	$0.47	$0.42	$0.42
Common stock dividends ($mm)	$353	$322	$333
Common stock repurchases ($mm)	725	601	450
Total capital return ($mm)	**$1,078**	**$923**	**$783**
Total payout ratio	97%	81%	82%
Profitability			
ROE	12.0%	12.7%	10.6%
ROTCE[b]	22.8%	24.6%	20.6%
Adjusted ROTCE[c]	**23.2%**	**24.4%**	**21.4%**

CAPITAL

- **Tier 1 leverage ratio** of 6.0%, up 19 bps QoQ
  - Tier 1 capital of $24.0bn increased $966mm QoQ, primarily reflecting capital generated through earnings and improvements in accumulated other comprehensive income, partially offset by capital returned through common stock repurchases and dividends
  - Average assets for Tier 1 leverage ratio of $398.4bn increased $3.7bn QoQ
- **CET1 ratio** of 11.9% up 52 bps QoQ
  - CET1 capital of $19.7bn increased $1,016mm QoQ, primarily reflecting capital generated through earnings and improvements in accumulated other comprehensive income, partially offset by capital returned through common stock repurchases and dividends
  - RWA of $165.5bn increased by $1.4bn QoQ

LIQUIDITY

- **LCR** of 116%, up 1%-pt QoQ
- **NSFR** of 132%, flat QoQ

(a) Note: See page 11 in the Appendix for corresponding footnotes.
(b) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.
(c) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliations of the non-GAAP measure of ROTCE excluding notable items.

4

BNY

5 1,016 1,101 1,040 1,030 1,048 3Q23 4Q23 1Q24 2Q24 3Q24 3Q24 vs.   3Q24   2Q24   3Q23   Total assets $416 1% 5% Total interest-earning assets $357 1% 5% Cash and reverse repo 142 — 3 Loans 69 1 8 Investment securities 140 1 6 Noninterest-bearing $48 (2)% (9)% Interest-bearing 237 — 13 Total deposits $285 —% 9%                Net Interest Income and Balance Sheet Trends Net Interest Income ($mm) 1.18% 1.26% 1.19% 1.15% 1.16% 3Q23 4Q23 1Q24 2Q24 3Q24 Net Interest Margin Balance Sheet Trends ($bn, average) • Net interest income of $1,048mm up 3% YoY and up 2% QoQ – QoQ increase primarily reflecting higher sponsored member cleared repo activity • Net interest margin of 1.16% down 2 bps YoY and up 1 bp QoQ • Avg. total deposits of $285bn up 9% YoY and flat QoQ

Securities Services

Select Income Statement Data

$mm, unless otherwise noted	**3Q24**	**3Q24 vs. 2Q24**	**3Q24 vs. 3Q23**
Asset Servicing	$1,021	—%	5%
Issuer Services	285	(11)	1
Total investment services fees	**$1,306**	**(3)%**	**4%**
Foreign exchange revenue	137	(5)	28
Other fees[(a)]	57	2	10
Investment and other revenue	105	N/M	N/M
Net interest income	609	2	2
Total revenue	**$2,214**	**(1)%**	**6%**
Provision for credit losses	15	N/M	N/M
Noninterest expense	1,557	—	(3)
Income before income taxes	**$642**	**(7)%**	**38%**

Key Performance Indicators

$bn, unless otherwise noted	**3Q24**	**2Q24**	**3Q23**
Pre-tax margin	29%	31%	22%
AUC/A *(trn)*[(b)(c)]	$37.5	$35.7	$32.3
Deposits *(average)*	$181	$178	$163
Issuer Services			
Total debt serviced *(trn)*	$14.3	$14.1	$13.8
Number of sponsored Depositary Receipts programs	507	516	559

- **Total revenue** of $2,214mm **up 6% YoY**
  - Investment services fees up 4% YoY
    - > Asset Servicing up 5% YoY, primarily reflecting higher market values
    - > Issuer Services up 1% YoY, primarily reflecting higher Corporate Trust fees, partially offset by lower Depositary Receipts fees
  - Foreign exchange revenue up 28% YoY
  - Net interest income up 2% YoY
- **Noninterest expense** of $1,557mm **down 3% YoY**, primarily reflecting efficiency savings and lower severance expense, partially offset by higher investments and employee merit increases
- **Income before income taxes** of $642mm **up 38% YoY**

Note: See page 11 in the Appendix for corresponding footnotes.
N/M – not meaningful.

6

BNY

Market and Wealth Services

Select Income Statement Data

$mm, unless otherwise noted	3Q24	3Q24 vs. 2Q24	3Q24 vs. 3Q23
Pershing	$475	—%	(1)%
Treasury Services	200	(1)	11
Clearance and Collateral Management	354	5	16
Total investment services fees	**$1,029**	**1%**	**7%**
Foreign exchange revenue	23	—	10
Other fees[a]	58	—	18
Investment and other revenue	20	N/M	N/M
Net interest income	415	—	3
Total revenue	**$1,545**	**1%**	**7%**
Provision for credit losses	7	N/M	N/M
Noninterest expense	834	—	5
Income before income taxes	**$704**	**–%**	**8%**

Key Performance Indicators

$bn, unless otherwise noted	3Q24	2Q24	3Q23
Pre-tax margin	46%	46%	45%
AUC/A *(trn)*[b][c]	$14.3	$13.4	$13.1
Deposits *(average)*	$89	$91	$84
Pershing			
AUC/A *(trn)*[b]	$2.7	$2.6	$2.4
Net new assets (U.S. platform)[d]	(22)	(23)	23
Daily average revenue trades (DARTs) (U.S. platform) *('000)*	251	280	223
Average active clearing accounts *('000)*	8,085	8,057	7,979
Treasury Services			
U.S. dollar payment volumes *(daily average)*	242,243	241,253	233,620
Clearance and Collateral Management			
Tri-party collateral management balances *(average)*	$5,511	$5,298	$5,706

- **Total revenue** of $1,545mm **up 7% YoY**
  - Investment services fees up 7% YoY
    - > Pershing down 1% YoY, primarily reflecting lost business in the prior year, partially offset by higher market values
    - > Treasury Services up 11% YoY, primarily reflecting net new business
    - > Clearance and Collateral Management up 16% YoY, primarily reflecting higher collateral management fees and clearance volumes
  - Foreign exchange revenue up 10% YoY
  - Net interest income up 3% YoY
- **Noninterest expense** of $834mm **up 5% YoY**, primarily reflecting higher investments and employee merit increases, partially offset by efficiency savings
- **Income before income taxes** of $704mm **up 8% YoY**

Note: See page 11 in the Appendix for corresponding footnotes.
N/M – not meaningful.

7

BNY

Investment and Wealth Management

Select Income Statement Data

$mm, unless otherwise noted	3Q24	3Q24 vs. 2Q24	3Q24 vs. 3Q23
Investment management fees	$782	4%	5%
Performance fees	13	N/M	N/M
Distribution and servicing fees	68	(1)	10
Other fees[a]	(68)	N/M	N/M
Investment and other revenue[b]	9	N/M	N/M
Net interest income	45	5	15
Total revenue	**$849**	**3%**	**2%**
Provision for credit losses	1	N/M	N/M
Noninterest expense	672	1	—
Income before income taxes	**$176**	**18%**	**7%**
Total revenue by line of business:			
Investment Management	$569	4%	1%
Wealth Management	280	3	6
Total revenue	**$849**	**3%**	**2%**

Key Performance Indicators

$bn, unless otherwise noted	3Q24	2Q24	3Q23
Pre-tax margin	21%	18%	20%
Deposits	$10	$11	$14
Assets under management ("AUM")[c]	$2,144	$2,045	$1,821
Long-term active strategies net flows	$(8)	$2	$(13)
Index net flows	(16)	(4)	(2)
Short-term strategies net flows	24	(7)	7
Total net flows	$—	(9)	(8)
Wealth Management			
Client assets[d]	$333	$308	$292

- **Total revenue** of $849mm **up 2% YoY**
  - Investment Management up 1% YoY, primarily reflecting higher market values and improved seed capital results, partially offset by lower performance fees and the mix of AUM flows
  - Wealth Management up 6% YoY, primarily reflecting higher market values and net interest income, partially offset by changes in product mix
- **Noninterest expense** of $672mm **flat YoY**, primarily reflecting efficiency savings, offset by employee merit increases and higher investments
- **Income before income taxes** of $176mm **up 7% YoY**
- **AUM** of $2.1trn **up 18% YoY**, primarily reflecting higher market values and the favorable impact of a weaker U.S. dollar
- Wealth Management **client assets** of $333bn **up 14% YoY**, primarily reflecting higher market values and cumulative net inflows

Note: See page 11 in the Appendix for corresponding footnotes.
N/M – not meaningful.

8

BNY

9 $mm, unless otherwise noted 3Q24 2Q24 3Q23 Fee revenue $(1) $(4) $6 Investment and other revenue 55 29 74 Net interest (expense) (21) (25) (24) Total revenue $33 $— $56 Provision for credit losses — 1 (13) Noninterest expense 37 15 24 (Loss) income before income taxes $(4) $(16) $45                 Other Segment Select Income Statement Data Select Income Statement Data • Total revenue includes corporate treasury and other investment activity, including hedging activity which has an offsetting impact between fee and other revenue and net interest expense – YoY decrease primarily reflects 3Q23 debt extinguishment gains • Noninterest expense increased YoY, primarily reflecting higher staff expense, partially offset by a reduction in the FDIC special assessment

APPENDIX

11 Footnotes Page 4 – Capital and Liquidity (a) Regulatory capital and liquidity ratios for September 30, 2024 are preliminary. For our CET1 ratio, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for September 30, 2024 was the Standardized Approach, for June 30, 2024 was the Standardized Approach and for September 30, 2023 was the Advanced Approaches. Page 6 – Securities Services (a) Other fees primarily include financing-related fees. (b) September 30, 2024 information is preliminary. (c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.9 trillion at September 30, 2024, $1.7 trillion at June 30, 2024 and $1.5 trillion at September 30, 2023. Page 7 – Market and Wealth Services (a) Other fees primarily include financing-related fees. (b) September 30, 2024 information is preliminary. (c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business. (d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer. Page 8 – Investment and Wealth Management (a) Other fees primarily include investment services fees. (b) Investment and other revenue is net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds. (c) September 30, 2024 information is preliminary. Represents assets managed in the Investment and Wealth Management business segment. (d) September 30, 2024 information is preliminary. Includes AUM and AUC/A in the Wealth Management line of business.

12 Select Income Statement Data Reconciliation of Non-GAAP Measures – Impact of Notable Items 3Q24 vs.  $mm, except per share amounts 3Q24 2Q24 3Q23 2Q24 3Q23 Total revenue – GAAP $4,648 $4,597 $4,420 1% 5% Less: Disposal gain(a) — — 2 Adjusted total revenue, ex-notables — Non-GAAP $4,648 $4,597 $4,418 1% 5% Noninterest expense – GAAP $3,100 $3,070 $3,089 1% —% Less: Severance expense(b) 40 29 41 Litigation reserves(b) 2 2 5 FDIC special assessment(b) (17) (38) — Adjusted noninterest expense, ex-notables — Non-GAAP $3,075 $3,077 $3,043 —% 1% Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP $1,110 $1,143 $958 (3)% 16% Less: Disposal gain(a) — — — Severance expense(b) (31) (22) (32) Litigation reserves(b) (2) — (4) FDIC special assessment(b) 13 29 — Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation — Non-GAAP $1,130 $1,136 $994 (1)% 14% Diluted earnings per share – GAAP $1.50 $1.52 $1.23 (1)% 22% Less: Disposal gain(a) — — — Severance expense(b) (0.04) (0.03) (0.04) Litigation reserves(b) — — (0.01) FDIC special assessment(b) 0.02 0.04 — Adjusted diluted earnings per share — Non-GAAP $1.52 $1.51 $1.27 1% 20% Operating leverage – GAAP(c) 13 bps 480 bps Adjusted operating leverage — Non-GAAP(c) 117 bps 416 bps Pre-tax operating margin – GAAP(d) 33% 33% 30% Adjusted pre-tax operating margin — Non-GAAP(d) 33% 33% 31% (a) Reflected in Investment and other revenue. (b) Severance expense is reflected in Staff expense, Litigation reserves in Other expense, and FDIC special assessment in Bank assessment charges, respectively. (c) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. (d) Income before taxes divided by total revenue. (e) Does not foot due to rounding.

13  $mm 3Q24 2Q24 3Q23 Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP $1,110 $1,143 $958 Add: Amortization of intangible assets 12 13 15 Less: Tax impact of amortization of intangible assets 3 3 3 Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets — Non-GAAP $1,119 $1,153 $970 Less: Disposal gain(a) — — — Severance expense(b) (31) (22) (32) Litigation reserves(b) (2) — (4) FDIC special assessment(b) 13 29 — Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets and notable items — Non-GAAP $1,139 $1,146 $1,006 Average common shareholders’ equity $36,772 $36,044 $35,873 Less: Average goodwill 16,281 16,229 16,237 Average intangible assets 2,827 2,834 2,875 Add: Deferred tax liability – tax deductible goodwill 1,220 1,213 1,197 Deferred tax liability – intangible assets 656 655 657 Average tangible common shareholders’ equity – Non-GAAP $19,540 $18,849 $18,615 Return on common equity(c) – GAAP 12.0% 12.7% 10.6% Adjusted return on common equity(c) – Non-GAAP 12.2% 12.7% 11.0% Return on tangible common equity(c) – Non-GAAP 22.8% 24.6% 20.6% Adjusted return on tangible common equity(c) – Non-GAAP 23.2% 24.4% 21.4%            Return on Common Equity and Tangible Common Equity Reconciliation (a) Reflected in Investment and other revenue. (b) Severance expense is reflected in Staff expense, Litigation reserves in Other expense, and FDIC special assessment in Bank assessment charges, respectively. (c) Returns are annualized.

14 A number of statements in our presentations, the accompanying slides and the responses to questions on our conference call discussing our quarterly results may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about The Bank of New York Mellon Corporation’s (the “Corporation,” “we,” “us,” or “our”) capital plans including dividends and repurchases, total payout ratio, financial performance, fee revenue, net interest income, expenses, cost discipline, efficiency savings, operating leverage, pre-tax margin, capital ratios, organic growth, pipeline, deposits, interest rates and yield curves, securities portfolio, taxes, investments, including in technology and product development, innovation in products and services, artificial intelligence, client experience, strategic priorities and initiatives, acquisition, related integration and divestiture activity, transition to a platforms operating model, capabilities, resiliency, risk profile, human capital management and the effects of the current and near-term market and macroeconomic outlook on us, including on our business, operations, financial performance and prospects. Preliminary business metrics and regulatory capital ratios are subject to change, possibly materially as we complete our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. Forward-looking statements may be expressed in a variety of ways, including the use of future or present tense language. Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “momentum,” “ambition,” “aspiration,” “objective,” “aim,” “future,” “potentially,” “outlook” and words of similar meaning may signify forward-looking statements. These statements are not guarantees of future results or occurrences, are inherently uncertain and are based upon current beliefs and expectations of future events, many of which are, by their nature, difficult to predict, outside of our control and subject to change. By identifying these statements for you in this manner, we are alerting you to the possibility that our actual results may differ, possibly materially, from the anticipated results expressed or implied in these forward-looking statements as a result of a number of important factors. These factors include: changing levels of inflation and interest rates and the corresponding impacts on macroeconomic conditions, client behavior and our funding costs; liquidity and interest rate volatility; potential recessions or slowing of growth in the US, Europe and other regions; the impacts of continued hostilities in the Middle East; our ability to execute against our strategic initiatives; potential increased regulatory requirements and costs; and the risk factors and other uncertainties set forth in our Annual Report on Form 10-K for the year ended Dec. 31, 2023 (the “2023 Annual Report”) and our other filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements about the timing, profitability, benefits and other prospective aspects of business and expense initiatives, our financial outlook and our medium-term financial targets, and how they can be achieved, are based on our current expectations regarding our ability to execute against our strategic initiatives, as well as our balance sheet size and composition, and may change, possibly materially, from what is currently expected. Statements about our outlook on fee revenue are subject to various factors, including market levels, client activity, our ability to win and onboard new business, lost business, pricing pressure and our ability to launch new products to, and expand relationships with, existing clients. Statements about our outlook on net interest income are subject to various factors, including interest rates, continued quantitative tightening, re-investment yields and the size, mix and duration of our balance sheet size, including with respect to deposits, loan balances and the securities portfolio. Statements about our outlook on expenses are subject to various factors, including investments, revenue-related expenses, efficiency savings, merit increases, inflation and currency fluctuations. Statements about our target Tier 1 leverage ratio and CET1 ratio are subject to various factors, including capital requirements, interest rates, capital levels, risk-weighted assets and the size of our balance sheet, including deposit levels. Statements about Pershing X’s projected revenue are subject to various factors, including pricing, pipeline, demand from existing clients, the number of services and apps purchased, investments and inflation. Statements about the timing, manner and amount of any future common stock dividends or repurchases, as well as our outlook on total payout ratio, are subject to various factors, including our capital position, capital deployment opportunities, prevailing market conditions, legal and regulatory considerations and our outlook for the economic environment. Statements about our future effective tax rate are subject to various factors including, changes in the tax rates applicable to us, changes in our earnings mix, our profitability, the assumptions we have made in forecasting our expected tax rate, the interpretation or application of existing tax statutes and regulations, as well as any corporate tax legislation that may be enacted or any guidance that may be issued by the U.S. Internal Revenue Service. You should not place undue reliance on any forward-looking statement. All forward-looking statements speak only as of the date on which they were made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events. Non-GAAP Measures. In this presentation, the accompanying slides and our responses to questions, we may discuss certain non-GAAP measures in detailing our performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in our reports filed with the SEC, including the 2023 Annual Report, the third quarter 2024 earnings release and the third quarter 2024 financial supplement, which are available at www.bny.com/investorrelations. Forward-Looking Non-GAAP Financial Measures. From time to time we may discuss forward-looking non-GAAP financial measures, such as forward-looking estimates or targets for expenses excluding notable items and for return on tangible common equity. We are unable to provide a reconciliation of forward- looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. Cautionary Statement